                 AMENDMENT NO. 3 TO CREDIT AGREEMENT AND WAIVER

         This Amendment No. 3 to Credit Agreement (this "Agreement") dated as of January 31, 2003 is made by and among JARDEN CORPORATION (successor by name change to Alltrista Corporation), a Delaware corporation (the "Borrower"), BANK OF AMERICA, N.A., a national banking association organized and existing under the laws of the United States ("Bank of America"), in its capacity as administrative agent for the Lenders (as defined in the Credit Agreement (as defined below)) (in such capacity, the "Administrative Agent"), and each of the Lenders signatory hereto, and each of the Guarantors (as defined in the Credit Agreement) signatory hereto.

                              W I T N E S S E T H:

         WHEREAS, the Borrower, the Administrative Agent and the Lenders have entered into that certain Credit Agreement dated as of April 24, 2002, as amended by that certain Consent, Waiver and Amendment No. 1 to Credit Agreement, dated as of September 18, 2002, as further amended by Amendment No. 2 to Credit Agreement and Amendment No. 1 to Security Agreement dated as of September 27, 2002 (as so amended, as hereby amended and as from time to time hereafter further amended, modified, supplemented, restated, or amended and restated, the "Credit Agreement"; the capitalized terms used in this Agreement not otherwise defined herein shall have the respective meanings given thereto in the Credit Agreement), pursuant to which the Lenders have made available to the Borrower various revolving credit and term loan facilities, including a letter of credit facility and a swing line facility; and

         WHEREAS, each of the Guarantors has entered into a Guaranty pursuant to which it has guaranteed certain or all of the obligations of the Borrower under the Credit Agreement and the other Loan Documents; and

         WHEREAS, the Borrower has advised the Administrative Agent and the Lenders that it has entered into that certain Asset Purchase Agreement dated as of November 27, 2002 (the "APA") with Diamond Brands, Incorporated ("DBI"), Diamond Brands Operating Corp. ("DBOC"), Diamond Brands Kansas, Inc. ("DBK") and Forster, Inc. ("Forster" and together with DBI, DBOC and DBK, the "Target"), pursuant to which the Borrower, through certain of its existing or newly created Subsidiaries, will acquire such assets of the Target as set forth in the APA (such acquisition is referred to herein as the "Proposed Acquisition"); and

         WHEREAS, the Borrower has requested that the maximum principal amount of the Revolving Credit Facility be increased by $20,000,000 and that the maximum principal amount of the Term Loan Facility be increased by $10,000,000, and such additional amount of the Term Loan Facility be advanced at the consummation of the APA, and the Administrative Agent and the Lenders are willing to amend the Credit Agreement to provide for such increased principal amounts on the terms and conditions contained in this Agreement; and

         WHEREAS, the APA has been submitted to the classes of creditors of DBI and DBOC entitled to vote as part of the Joint Plan of Reorganization of Diamond Brands Operating Corp.

and Its Debtor Affiliates Proposed by the Debtors and Jarden Corporation, filed with the Bankruptcy Court of the State of Delaware on November 27, 2002 (the "Plan"); and

         WHEREAS, after the consummation of the APA, as modified by the Confirmation Order (as defined in the APA), substantially all of the assets of the Target will be owned by one or more existing or newly created Subsidiaries of the Borrower, each of which shall be wholly-owned (directly or indirectly) by the Borrower; and

         WHEREAS, Tilia International, Inc., a Subsidiary of the Borrower, has entered into that certain Intellectual Property Assignment Agreement with Intropack, a Korean corporation, and Kyul Joo Lee, an individual, dated as of November 27, 2002 (the "Intropack Agreement") pursuant to which the Borrower is purchasing certain intellectual property rights related to its business and products, for an amount not to exceed $10,000,000 in the aggregate over the life of the Intropack Agreement; and

         WHEREAS, the Borrower has requested that the Administrative Agent and the Lenders waive the application of certain provisions of the Credit Agreement, as set forth below, and the Administrative Agent and the Lenders are willing to effect such a waiver on the terms and conditions contained in this Agreement; and

         WHEREAS, the Borrower has further advised the Administrative Agent and the Lenders that it desires to amend certain provisions of the Credit Agreement related to the Intropack Agreement and otherwise as set forth below, and the Administrative Agent and the Lenders are willing to effect such amendment on the terms and conditions contained in this Agreement;

         NOW, THEREFORE, in consideration of the premises and further valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

         1. Amendments to Credit Agreement. Subject to the terms and conditions set forth herein, the Credit Agreement is hereby amended as follows:

         (a) The following new definitions are hereby added to Article I of the Credit Agreement in their respective proper alphabetical order:

                  "Diamond Acquisition" means the Acquisition by the Borrower and certain of its Subsidiaries of all or substantially all of the assets of Diamond Brands Operating Corp. and certain of its affiliates pursuant to that certain Asset Purchase Agreement dated as of November 27, 2002, by and among the Borrower, Diamond Brands, Inc., Diamond Brands Operating Corp., Diamond Brands Kansas, Inc. and Forster, Inc.

                  "Intropack" means Intropack, a Korean corporation.

                  "Intropack Agreement" means that certain Intellectual Property Assignment Agreement by and between Tilia International, Inc., Intropack, a Korean corporation, and Kyul Joo Lee, an individual, dated as of November 27,

         2002, pursuant to which Tilia International, Inc., a Guarantor, has acquired, and will acquire, certain intellectual property useful in the business of the Borrower and its Subsidiaries.

         (b) The definition of "Consolidated EBITDA" in Article I of the Credit Agreement is hereby amended by replacing the parenthetical in part (a) of such definition with the following: "(net of up to $10,000,000 of nonrecurring gains not otherwise excluded in the calculation of Consolidated Net Income as used in this definition, and net of up to $6,000,000 of reorganization expenses incurred in connection with the Diamond Acquisition not otherwise excluded in the calculation of Consolidated Net Income as used in this definition)".

         (c) The amount "$10,000,000" in the definition of "Letter of Credit Sublimit" in Article I of the Credit Agreement is hereby replaced with "$15,000,000".

         (d) The amount "$50,000,000" in the definition of "Revolving Credit Facility" in Article I of the Credit Agreement is hereby replaced with "$70,000,000".

         (e) The definition of "Term Loan" in Article I of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

                  "Term Loan" means the loan made pursuant to the Term Loan Facility in accordance with Section 2.01 or otherwise in connection with any amendment to this Agreement providing for an increase in the Term Loan Facility and an advance at a date after the Closing Date.

         (f) The definition of "Term Loan Facility" in Article I of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

                  "Term Loan Facility" means (a) the facility described in
         Section 2.01 providing for a Term Loan to the Borrower by the Lenders in an original principal amount of $50,000,000 as of the Closing Date, and (b) any increase in the then-existing principal amount of the Term Loan, or other adjustment to such facility, in any amendment to this Agreement, provided that such additional principal amount shall not exceed $10,000,000.

         (g) The amount "$5,000,000" in the definition of "Threshold Amount" in
Article I of the Credit Agreement is hereby replaced with "$7,500,000".

         (h) The table in Section 2.08(c) is hereby deleted in its entirety and replaced with the following:

         Date                                            Amount
         ----                                            ------
         September 30, 2002                           $1,250,000.00
         December 31, 2002                            $1,250,000.00
         March 31, 2003                               $1,513,157.89
         June 30, 2003                                $1,513,157.89

         September 30, 2003                           $2,269,736.84
         December 31, 2003                            $2,269,736.84
         March 31, 2004                               $2,269,736.84
         June 30, 2004                                $2,269,736.84
         September 30, 2004                           $3,026,315.79
         December 31, 2004                            $3,026,315.79
         March 31, 2005                               $3,026,315.79
         June 30, 2005                                $3,026,315.79
         September 30, 2005                           $3,782,894.74
         December 31, 2005                            $3,782,894.74
         March 31, 2006                               $3,782,894.74
         June 30, 2006                                $3,782,894.74
         September 30, 2006                           $4,539,473.68
         December 31, 2006                            $4,539,473.68
         March 31, 2007                               $4,539,473.68
         Stated Maturity Date                   All remaining Outstanding
                                                Amounts of the Term Loan

         (i) Section 2A.03(a) is hereby amended by replacing the phrase "are currently located" in the fourth line thereof with "are located as of the Closing Date".

         (j) Section 2A.03(b) is hereby amended by replacing the phrase "complete list of (i)" with "complete list as of the Closing Date of (i)".

         (k) Section 2A.03(c) is hereby amended by replacing the phrase "since April 1, 1997" with "from April 1, 1997 to the Closing Date".

         (l) Section 5.13 is hereby deleted in its entirety and replaced with the following:

                  5.13 SUBSIDIARIES. The Borrower (i) has no Subsidiaries other than those specifically disclosed in Part (a) of Schedule 5.13 and additional Subsidiaries created or acquired after the Closing Date in compliance with Section 6.14; and (ii) has no equity investments in any other corporation or entity other than those specifically disclosed in Part (b) of Schedule 5.13 and additional equity investments made after the Closing Date in accordance with the terms of this Agreement.

         (m) The table in Section 7.15 is hereby deleted in its entirety and replaced with the following, including the proviso at the end of such table:

         --------------------------------------------------------------
         Fiscal Year Ending                Maximum Capital Expenditures
         --------------------------------------------------------------
         December 31, 2002                          $12,000,000
         --------------------------------------------------------------
         December 31, 2003                          $16,000,000
         --------------------------------------------------------------
         December 31, 2004                          $18,000,000
         --------------------------------------------------------------
         December 31, 2005                          $20,000,000
         --------------------------------------------------------------
         December 31, 2006                          $22,000,000
         --------------------------------------------------------------

         ; provided that Capital Expenditures made by any of Diamond Brands, Inc., Diamond Brands Operating Corp., Diamond Brands Kansas, Inc. and Forster, Inc. on or after January 1, 2003 but prior to the consummation of the Diamond Brands Acquisition, with respect to assets acquired by the Borrower or one of its Subsidiaries pursuant to the Diamond Acquisition, shall constitute Capital Expenditures made by the Borrower and its Subsidiaries in the fiscal year of the Borrower ending December 31, 2003.

         (n) The following new Section 7.22 is hereby added to the Credit
Agreement:

          7.22 INTROPACK AGREEMENT. Make payments in excess of $7,500,000 in the aggregate pursuant to Section 2.2 of the Intropack Agreement (excluding any payments made prior to this Section 7.22 becoming an effective part of the Credit Agreement); provided that so long as such payments do not exceed $7,500,000 in the aggregate over the life of the Intropack Agreement (excluding any payments made prior to this Section 7.22 becoming an effective part of the Credit Agreement), such payments shall be deemed permitted under this Agreement and shall not be deemed to be Investments or Capital Expenditures hereunder.

         (o) Schedule 1.01(a) to the Credit Agreement is hereby deleted and replaced with the revised Schedule 1.01(a) attached to this Agreement as Exhibit A.

         2. Consents, Waivers and Agreements.

         (a) The Administrative Agent and the Lenders hereby consent to the Borrower, either directly or through one or more Subsidiaries (each of which is a Guarantor except as specifically excepted in this Agreement), consummating the Proposed Acquisition, and waive any Default or Event of Default under the Credit Agreement and the other Loan Documents that would otherwise occur as a result of, and immediately upon the consummation of, the Proposed Acquisition, including without limitation a violation of Section 7.14 of the Credit Agreement, provided that:

                  (i) the Proposed Acquisition is consummated in accordance with the APA, a copy of which is attached hereto as Exhibit B, without waiver or delay of any condition precedent thereto in any material respect (unless the Administrative Agent is given notice of and approves such material waiver or delay in its sole discretion), and without modification or amendment of the APA in any material respect since the date of execution thereof except to the extent such amendment or modification is expressly set forth in the Confirmation Order and is satisfactory to the Administrative Agent in its sole discretion;

                  (ii) the principal amount outstanding under the DIP Loan Agreement (as defined in the APA), which amount is required to be retired by the Borrower pursuant to Section 3.1(i)(b) of the APA, shall not exceed $84,100,000, provided that the parties agree that such maximum principal amount shall not include (x) any interest due and payable with respect to such principal amount outstanding under the DIP Loan Agreement, even if classified as additional principal as a result of a default under the DIP Loan Agreement or otherwise, (y) any amount due by the Borrower or one of its Subsidiaries pursuant to the APA or the Plan in connection with the Interest Rate Swap Agreement (as defined in the Plan), or (z) amounts constituting attorneys or bank fees and related fees to be paid in connection with the payment of the outstanding principal amount of the DIP Loan Agreement;

                  (iii) the portion of the purchase price defined as "Additional Consideration" in the APA shall not be paid by the Borrower or any Subsidiary in cash unless (A) after making such cash payment, the Aggregate Revolving Credit Commitments exceeds the aggregate Outstanding Amount of all Revolving Loans, Swing Line Loans and L/C Obligations by not less than $20,000,000, and (B) no Default or Event of Default exists, either before or after the making of such payment;

                  (iv) the Confirmation Order approving the Plan and the APA has been entered as a Final Order (as defined in the APA), and demonstrates that the assets acquired in the Proposed Acquisition are acquired by the Borrower and/or its Subsidiaries free and clear of all Liens (other than those Liens defined as "Permitted Liens" in the APA); and

                  (v) the Borrower has delivered to the Administrative Agent a copy of the Confirmation Order together with a certificate of the Secretary or Assistant Secretary of the Borrower stating that (A) such copy of the Confirmation Order is a true and correct copy, (B) such Confirmation Order is a Final Order and satisfies the condition precedent set forth in Section 4.3.2 of the APA, and (C) all conditions precedent to the effectiveness of the APA and the Plan have been satisfied in full without waiver or delay thereof in any material respect, unless the Administrative Agent has approved such material waiver or delay in its sole discretion.

So long as the conditions set forth in this Paragraph 2(a) are and continue to be satisfied, the Proposed Acquisition shall be disregarded in calculating the dollar limitations on Acquisitions provided in Section 7.14 of the Credit Agreement. In the event that any of the conditions to the waiver and consent contained in this Paragraph 2(a) is violated or otherwise fails, whether occurring at or after the consummation of the Proposed Acquisition, then an Event of Default shall be deemed to have immediately occurred under the Credit Agreement, notwithstanding any other waiver or consent to the Proposed Acquisition given by the Lenders prior to the date of this Agreement.

         (b) With respect to a new Subsidiary (the "Real Estate Subsidiary") created by the Borrower for the sole purpose of acquiring, in connection with the Proposed Acquisition and pursuant to the APA, that certain Assumed Owned Real Property (as defined in the APA) set forth on Schedule 2.1.1.7 of the APA as of November 27, 2002, without regard to any later modification or amendment to the APA or Schedule 2.1.1.7 thereto, the Administrative Agent and the Lenders hereby waive the requirements of Section 6.14 of the Credit Agreement and provisions of the other Loan Documents applicable to newly created or organized Subsidiaries, provided that, and only so long as, the Real Estate Subsidiary holds no assets other than the Assumed Owned Real Property and conducts no business other than the maintenance and/or sale of the Assumed Owned Real Property. So long as the proviso in the preceding sentence remains true, the parties hereto agree that the Real Estate Subsidiary will not be required (i) to become a Guarantor, (ii) to enter into a Security Agreement or any other Security Instrument, (iii) to have its stock or other equity interests pledged, or (iv) otherwise to provide Collateral or other security pursuant to any provisions of the Credit Agreement or the other Loan Documents. In the event that the Real Estate Subsidiary holds assets other than the Assumed Owned Real Property and/or conducts business other than the maintenance and/or sale of the Assumed Owned Real Property, the Borrower shall give prompt written notice, but in any case within not less than 10 Business Days of such holding of assets or conduct of business, to the Administrative Agent and the requirements of Section
6.14 of the Credit Agreement shall become immediately applicable and shall be satisfied within 10 Business Days of the Administrative Agent's receipt of such notice, and any provisions of any other Loan Documents waived by this Paragraph 2(b) shall become immediately effective and shall be satisfied within 10 Business Days of the Administrative Agent's receipt of such notice.

         (c) In the event that the Borrower or one of its Subsidiaries issues Equity Securities that would give rise to a prepayment obligation pursuant to
Section 2.06(e)(ii) of the Credit Agreement, the Administrative Agent and the Lenders hereby consent to the Borrower excluding from the calculation of Net Proceeds therefrom, on a one-time basis, (A) that portion of the proceeds from such issuance of Equity Securities used to pay the Additional Consideration (as defined in the APA), not to exceed $6,000,000 in the aggregate, and (B) an additional amount from the proceeds of such issuance of Equity Securities of up to $5,000,000 (the total amount so to be excluded, including the Additional Consideration and the additional amount up to $5,000,000, is referred to herein as the "Permitted Excluded Amount"), provided that:

                  (i) not later than 10 Business Days after the receipt of proceeds from the issuance of Equity Securities, the Borrower gives written notice to the Administrative Agent of its intent to use a portion of such proceeds (not to exceed $6,000,000) to pay the Additional Consideration and of its intent to exclude from the calculation of Net Proceeds the Permitted Excluded Amount, which notice may be included in and delivered with the calculation of Net Proceeds required to be delivered pursuant to Section 2.06(e)(ii), and which notice will include the calculation of the amount of the Permitted Excluded Amount, which may not exceed the amount used to pay the Additional Consideration in cash (up to $6,000,000) plus $5,000,000;

                  (ii) the Borrower is entitled at such time to make the payment of Additional Consideration in cash pursuant to Paragraph 2(a)(iii) of this Agreement;

                  (iii) not later than the last day on which the payment of the Additional Consideration may be made pursuant to the terms of the APA, the Borrower makes the payment of Additional Consideration in cash; and

                  (iv) at all times from the date of such Equity Issuance until the proceeds are used to make the payment of Additional Consideration, no Default or Event of Default shall have occurred and be continuing.

The condition in Paragraph 2(c)(i) above must be satisfied in order for any of the Permitted Excluded Amount to be excluded from the calculation of Net Proceeds in calculating the prepayment required by Section 2.06(e)(ii) of the Credit Agreement. In the event that one of the conditions in Paragraphs 2(c)(ii), (iii) and (iv) above fails after the Borrower has made a prepayment required by Section 2.06(e)(ii) of the Credit Agreement and excluded the Permitted Excluded Amount from the Net Proceeds in calculating such prepayment, the Borrower shall give prompt written notice thereof, and in any case within 10 Business Days of the failure of any such condition, to the Administrative Agent, which notice shall include a calculation of the amount of the prepayment avoided by the earlier exclusion from the calculation of Net Proceeds of the amount to be used to pay the Additional Consideration (but not the additional amount up to $5,000,000), and such notice shall be accompanied by the payment of such previously avoided prepayment set forth in such notice.

         (d) In the event that the Borrower, directly or through one or more Subsidiaries, at any time Disposes of any or all of the Assumed Owned Real Property, the Administrative Agent and the Lenders hereby consent, so long as no Default or Event of Default has occurred and is continuing at the time of such Disposition, to the Borrower excluding from the prepayment requirements of
Section 2.06(e)(iii) up to an aggregate amount of $500,000 of Net Proceeds from all such Dispositions.

         (e) With respect to assets acquired by the Borrower and its Subsidiaries pursuant to the Proposed Acquisition, to the extent that the Credit Agreement and the other Loan Documents require that prior notice be given of the location of tangible assets of the Borrower or any Subsidiary, of trade names, trademarks or other trade styles, and/or similar information, including without limitation the requirements of Section 2A.03 of the Credit Agreement and Sections 7(f), 7(h), 7(i), 9(e)(iii), 9(f)(iii) and 9(j) of the Security Agreement, the Borrower shall not be required to give the Administrative Agent such notice until the date that is 30 days after the consummation of the Proposed Acquisition.

         (f) The parties hereto agree that, so long as accomplished in compliance with the terms of the Intropack Agreement, the acquisition of intellectual property pursuant to the Intropack Agreement by Tilia International, Inc., and the related transactions contemplated by the Intropack Agreement, shall not constitute an "Acquisition" under the Credit Agreement.

         (g) The parties hereto agree that, with respect to any patent, patent application, trademark, trademark application, copyright registration or copyright application acquired prior to the effective date of this Agreement pursuant to the Intropack Agreement (the "Intropack IP"), the requirements of the IP Security Agreement that relate to a Grantor (as defined in the IP Security Agreement) giving notice of the acquisition of such newly acquired intellectual property, taking perfection action with respect thereto, and/or delivering revised Schedules I, II and III with respect thereto, and related requirements, including without limitation Sections 5 and 20 of the IP Security Agreement, the Borrower and its applicable Subsidiaries shall have 30 days after the date of this Agreement to deliver such notices and schedules and to take such perfection action.

         3. Effectiveness; Conditions Precedent. The effectiveness of this Agreement, and the amendments to the Credit Agreement provided in Paragraph 1 hereof and the consents and waivers provided for in Paragraph 2 hereof, are all subject to the satisfaction of each the following conditions precedent:

                  (a) The Administrative Agent shall have received each of the following documents or instruments in form and substance reasonably acceptable to the Administrative Agent:

                           (i) thirteen (13) original counterparts of this
                  Agreement, duly executed by the Borrower, the Administrative Agent, each Guarantor and each of the Lenders, together with all schedules and exhibits thereto duly completed;

                           (ii) resolutions of the Board of Directors of the
                  Borrower authorizing the Proposed Acquisition and the related transactions, certified by the Secretary or Assistant Secretary of Borrower;

                           (iii) pro forma historical financial statements as of
                  the end of the most recently completed fiscal year of the Borrower and most recent interim fiscal quarter giving effect to the Proposed Acquisition;

                           (iv) a certificate substantially in the form of
                  Exhibit D to the Credit Agreement prepared on a historical pro forma basis as of the date of the Audited Financial Statements or, if later, as of the most recent date for which financial statements have been furnished pursuant to Section 6.01(b) of the Credit Agreement giving effect to the Proposed Acquisition, which certificate shall demonstrate that no Default or Event of Default shall have occurred and be continuing either immediately prior to or immediately after giving effect to the Proposed Acquisition and this Agreement;

                           (v) the Advance Notice (as defined in Paragraph 4
                  below), along with each of the documents required as a condition to the consent to the Proposed Acquisition described in Paragraph 2(a) hereof; and

                           (vi) such other documents, instruments, opinions,
                  certifications, undertakings, further assurances and other matters as the Administrative Agent shall reasonably request.

                  (b) Notwithstanding the 30-day time limit provided therein, and notwithstanding any limitation or waiver of the requirements thereof that might otherwise be determined to result from the terms of this Agreement, but subject to the exclusion set forth in Paragraph 2(b) hereof with respect to the Real Estate Subsidiary, substantially simultaneously with the consummation of the Proposed Acquisition the Borrower shall have complied, and shall have caused each of its Subsidiaries (determined after giving effect to the Proposed Acquisition) to have complied, fully with the requirements of Section
         6.14 of the Credit Agreement, including with respect to any new assets acquired in the Proposed Acquisition.

                  (c) All fees and expenses payable to the Administrative Agent and the Lenders (including the fees and expenses of counsel to the Administrative Agent) estimated to date shall have been paid in full (without prejudice to final settling of accounts for such fees and expenses).

         4. Advance of the Term Loan.

         (a) Attached as Exhibit C hereto is the additional commitment of each Lender providing for an increase in the aggregate amount of $10,000,000 of the existing principal amount of the Term Loan, as permitted in the definitions of "Term Loan" and "Term Loan Facility" in the Credit Agreement, as such terms are amended by Paragraph 1 of this Agreement.

         (b) Subject to the terms and conditions of this Agreement, including the satisfaction of the conditions precedent to the effectiveness of this Agreement contained in Paragraph 3 hereof and the conditions to the consent and waiver with respect to the Proposed Acquisition found in Paragraphs 2(a)(i),
(ii), (iv) and (v) hereof, each Lender committing to an increased amount of the Term Loan severally agrees to make an advance of its share of the increase in the Term Loan, as set forth on Exhibit C hereto, in Dollars to the Borrower, at the time set forth in Paragraph 4(c) below.

         (c) The advance of the increase in the Term Loan shall be made upon the Borrower giving written notice (the "Advance Notice") to the Administrative Agent that the conditions to the consent to the Proposed Acquisition in Paragraph 2 hereof have been satisfied (the date of the delivery of the Advance Notice is referred to herein as the "Advance Notice Date"), which Advance Notice shall be given not later than the latest of (x) 1:00 P.M. the day after the consummation of the APA and (y) 1:00 P.M. the day after the Confirmation Order becomes a Final Order. In the event that the Administrative Agent has received the Advance Notice not later than 12:00 Noon New York time on the Advance Notice Date, the Administrative Agent shall immediately give each Lender committing to an increased amount of the Term Loan notice of the receipt of the Advance Notice, and each such Lender shall make the amount of its advance as set forth on Exhibit C hereto available by wire transfer to the Administrative Agent within one hour of receipt of such notice from the Administrative Agent; provided that if the Advance Notice is received by the Administrative Agent after 12:00 Noon on the Advance Notice Date, each Lender shall make its advance amount available by wire transfer no later than 10:00 A.M. the next morning. Such wire transfer shall be directed to the Administrative Agent at the Administrative Agent's Office and shall be in the form of Same Day Funds in Dollars. The amount so received by the Administrative Agent shall, subject to the terms and conditions of this Agreement, be made available to the Borrower by delivery of the proceeds thereof as shall be directed in writing by the Responsible Officer of the Borrower and reasonably acceptable to the Administrative Agent. The initial Borrowing of the increased amount of the Term Loan shall be a single Base Rate Segment, subject to Conversion after the Advance Notice Date in accordance with a Term Loan Interest Rate Selection Notice delivered on the Advance Notice Date pursuant to Section 4.01(a) of the Credit Agreement (or, if a Term Loan Interest Rate Selection Notice is not delivered on the Advance Notice Date, thereafter in accordance with Section 2.03 of the Credit Agreement).

         (d) The parties hereto agree that upon being advanced, the additional amounts shall be part of the "Term Loan" and the "Term Loan Facility" under the Credit Agreement, without regard to any effect the advance thereof after the Closing Date might otherwise have on the terms or interpretation of the provisions of the Credit Agreement.

         5. Consent of the Guarantors. Each Guarantor hereby consents, acknowledges and agrees to the amendments, consents and waivers set forth herein and hereby confirms and ratifies in all respects the Guaranty to which such Guarantor is a party (including without limitation the continuation of such Guarantor's payment and performance obligations thereunder upon and after the effectiveness of this Agreement and the amendments, waivers and consents contemplated hereby) and the enforceability of such Guaranty against such Guarantor in accordance with its terms.

         6. Representations and Warranties. In order to induce the Administrative Agent and the Lenders to enter into this Agreement, the Borrower represents and warrants to the Administrative Agent and the Lenders as follows:

                  (a) The representations and warranties made by the Borrower in
         Article V of the Credit Agreement and in each of the other Loan Documents to which it is a party are true and correct in all material respects on and as of the date hereof, including after giving effect to the Proposed Acquisition, except (i) to the extent that such representations and warranties expressly relate to an earlier date, and
         (ii) the representations and warranties contained in the IP Security Agreement that refer to Schedule I, II or III to the IP Security Agreement related to such schedules without giving effect to the acquisition of any of the Intropack IP;

                  (b) Since the date of the most recent financial reports of the Borrower delivered pursuant to Section 4.01(a)(ix) or Section 6.01 of the Credit Agreement, as applicable, no act, event, condition or circumstance has occurred or arisen which, singly or in the aggregate with one or more other acts, events, occurrences or conditions (whenever occurring or arising), has had or could reasonably be expected to have a Material Adverse Effect;

                  (c) The Persons appearing as Guarantors on the signature pages to this Agreement constitute all Persons who are required to be Guarantors pursuant to the terms of the Credit Agreement and the other Loan Documents, including without limitation all Persons who became Subsidiaries or were otherwise required to become Guarantors after the Closing Date, and each of such Persons has become and remains a party to a Guaranty as a Guarantor;

                  (d) This Agreement has been duly authorized, executed and delivered by the Borrower and Guarantors party hereto and constitutes a legal, valid and binding obligation of such parties, except as may be limited by general principles of equity or by the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors' rights generally; and

                  (e) After giving effect to this Agreement, no Default or Event of Default has occurred and is continuing.

         7. Entire Agreement. This Agreement, together with all the Loan Documents (collectively, the "Relevant Documents"), sets forth the entire understanding and agreement of the parties hereto in relation to the subject matter hereof and supersedes any prior negotiations and agreements among the parties relating to such subject matter. No promise, condition, representation or warranty, express or implied, not set forth in the Relevant Documents shall bind any party hereto, and no such party has relied on any such promise, condition, representation or warranty. Each of the parties hereto acknowledges that, except as otherwise expressly stated in the Relevant Documents, no representations, warranties or commitments, express or implied, have been made by any party to the other. None of the terms or conditions of this Agreement may be changed, modified, waived or canceled orally or otherwise, except in writing and in accordance with Section 10.01 of the Credit Agreement.

         8. Full Force and Effect of Agreement. Except as hereby specifically amended, modified or supplemented, the Credit Agreement and all other Loan Documents are hereby confirmed and ratified in all respects and shall be and remain in full force and effect according to their respective terms.

         9. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original as against any party whose signature appears thereon, and all of which shall together constitute one and the same instrument.

         10. Governing Law. This Agreement shall in all respects be governed by, and construed in accordance with, the laws of the State of New York applicable to contracts executed and to be performed entirely within such State, and shall be further subject to the provisions of Sections 10.16(b) and 10.17 of the Credit Agreement.

         11. Enforceability. Should any one or more of the provisions of this Agreement be determined to be illegal or unenforceable as to one or more of the parties hereto, all other provisions nevertheless shall remain effective and binding on the parties hereto.

         12. References. All references in any of the Loan Documents to the "Credit Agreement" shall mean the Credit Agreement, as amended hereby.

         13. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the Borrower, the Administrative Agent and each of the Guarantors and Lenders, and their respective successors, legal representatives, and assignees to the extent such assignees are permitted assignees as provided in Section 10.07 of the Credit Agreement.

                            [SIGNATURE PAGES FOLLOW.]

         IN WITNESS WHEREOF, the parties hereto have caused this instrument to be made, executed and delivered by their duly authorized officers as of the day and year first above written.

                                   BORROWER:

                                   JARDEN CORPORATION (successor by name change
                                     to Alltrista Corporation)

                                   By:    /s/ Desiree DeStefano
                                          ---------------------------
                                   Name:  Desiree DeStefano
                                   Title: Vice President














                                Signature Page 1

                            GUARANTORS:

                            HEARTHMARK, INC., an Indiana corporation
                            ALLTRISTA PLASTICS CORPORATION, an Indiana
                              corporation
                            ALLTRISTA NEWCO CORPORATION, an Indiana corporation UNIMARK PLASTICS, INC., a Pennsylvania corporation TRIENDA CORPORATION (F/K/A TRIENDA NEWCO, INC.), an
                              Indiana corporation
                            TILIA, INC. (successor by name change to Alltrista
                              Acquisition I, Inc.), a Delaware corporation
                            TILIA DIRECT, INC. (successor by name change to
                              Alltrista Acquisition II, Inc.), a Delaware
                              corporation
                            TILIA INTERNATIONAL, INC. (successor by name change
                              to Alltrista Acquisition III, Inc.), a Delaware corporation



                            By:    /s/ Desiree DeStefano
                                   -----------------------------
                            Name:  Desiree DeStefano
                            Title: Vice President


                            ALLTRISTA ZINC PRODUCTS, L.P., an Indiana limited partnership
                            By: Alltrista Newco Corporation, a Indiana corporation, its general partner

                                   By:    /s/ Desiree DeStefano
                                          ---------------------------
                                   Name:  Desiree DeStefano
                                   Title: Vice President


                            QUOIN CORPORATION, a Delaware corporation



                            By:  /s/ Ian G.H. Ashken
                                 ------------------------------------
                            Name:  Ian G. H. Ashken
                            Title: Treasurer





                                Signature Page 2

                                ADMINISTRATIVE AGENT:

                                BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT


                                By: /s/ Igor Suica
                                   -------------------------------------------
                                Name: Igor Suica
                                     -----------------------------------------
                                Title: Vice President
                                      ----------------------------------------



















                                Signature Page 3

                                LENDERS:

                                BANK OF AMERICA, N.A., as a Lender, L/C Issuer
                                  and Swing Line Lender


                                By: /s/ Igor Suica
                                   -------------------------------------------
                                Name: Igor Suica
                                     -----------------------------------------
                                Title: Vice President
                                      ----------------------------------------













                                Signature Page 4

                                CIBC INC.


                                By: /s/ Dean J. Decker
                                   -------------------------------------------
                                Name: Dean J. Decker
                                     -----------------------------------------
                                Title: Managing Director
                                      ----------------------------------------











                                Signature Page 5

                                NATIONAL CITY BANK OF INDIANA


                                By: /s/ David G. McNeely
                                   -------------------------------------------
                                Name: David G. McNeely
                                     -----------------------------------------
                                Title: Assistant Vice President
                                      ----------------------------------------












                                Signature Page 6

                                THE BANK OF NEW YORK


                                By: /s/ Maurice A. Campbell
                                   -------------------------------------------
                                Name: Maurice A. Campbell
                                     -----------------------------------------
                                Title: Assistant Vice President
                                      ----------------------------------------











                                Signature Page 7

                                FLEET NATIONAL BANK


                                By: /s/ W. Lincoln Schoff, Jr.
                                   -------------------------------------------
                                Name: W. Lincoln Schoff, Jr.
                                     -----------------------------------------
                                Title: Senior Vice President
                                      ----------------------------------------










                                Signature Page 8

                                HARRIS TRUST AND SAVINGS BANK


                                By: /s/ Kirby M. Law
                                   -------------------------------------------
                                Name: Kirby M. Law
                                     -----------------------------------------
                                Title: Vice President
                                      ----------------------------------------










                                Signature Page 9

                                U.S. BANK NATIONAL ASSOCIATION


                                By: /s/ Daniel R. Kraus
                                   -------------------------------------------
                                Name: Daniel R. Kraus
                                     -----------------------------------------
                                Title: Assistant Vice President
                                      ----------------------------------------












                               Signature Page 10

                                ALLFIRST BANK


                                By: /s/ Terence S. Dougherty
                                   -------------------------------------------
                                Name: Terence S. Dougherty
                                     -----------------------------------------
                                Title: Officer, Senior Credit Analyst
                                      ----------------------------------------













                               Signature Page 11

                                TRANSAMERICA BUSINESS CAPITAL CORPORATION


                                By: /s/ Stephen K. Goetschius
                                   -------------------------------------------
                                Name: Stephen K. Goetschius
                                     -----------------------------------------
                                Title: Senior Vice President
                                      ----------------------------------------











                               Signature Page 12

                                UNION FEDERAL BANK OF INDIANAPOLIS


                                By: /s/ Julia Schneider
                                   -------------------------------------------
                                Name: Julia Schneider
                                     -----------------------------------------
                                Title: Commercial Loan Officer
                                      ----------------------------------------














                               Signature Page 13